EARNINGS PER SHARES	12 Months Ended
Dec. 31, 2011
EARNINGS PER SHARES

NOTE 16 – EARNINGS PER SHARES

Basic earnings per share are computed by dividing income attributable to holders of ordinary shares by the weighted average number of ordinary shares outstanding during the period.

Diluted earnings per ordinary share reflects the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares.

The following table sets forth the computation of basic and diluted earnings per share for the periods indicated:

	December 31,
	2011	2010	2009

Net income attribute to the Company	$11,547,705	$14,648,338	$8,012,535

Weighted average ordinary shares outstanding - basic and diluted	20,000,000	15,150,685	15,000,000

Basic and diluted earnings per share	$0.58	$0.97	$0.53

For the year ended December 31, 2011, 150,000 stock option issued to CFO are excluded because such option would be of anti-dilutive.